UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49602	77-0118518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive
San Jose, California	95131
(Address of Principal Executive Offices)	Zip Code

(408) 904-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 1, 2021, Synaptics Incorporated (the “Company”) provided an irrevocable notice of redemption for all $525,000,000 aggregate principal amount of the Company’s outstanding 0.50% Convertible Senior Notes due 2022 (the “Notes”), which mature on June 15, 2022 (the “Redemption”). The Notes were issued pursuant to the Indenture, dated as of June 26, 2017, between the Company and Wells Fargo, National Association, as trustee (the “Indenture”). The Notes are redeemable at a cash redemption price of 100.0% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date of August 4, 2021 (the “Redemption Price”). On June 1, 2021, the Company issued a press release announcing the Redemption. A copy of the notice of redemption and press release are filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Holders of the Notes have the right to convert the Notes called for redemption no later than 5:00 p.m., EDT, on August 3, 2021 (the “Conversion Deadline”). The current Conversion Rate (as defined in the Indenture) is equal to 13.7267 shares per $1,000 principal amount of the Notes, which is the initial Conversion Rate of 13.6947 shares per $1,000 principal amount of the Notes plus a number of Additional Shares (as defined in the Indenture) equal to 0.0320 shares per $1,000 principal amount of the Notes calculated in accordance with 14.03(c) of the Indenture. The Company has elected to settle any conversions by Combination Settlement (as defined in the Indenture) with a Specified Dollar Amount (as defined in the Indenture) per $1,000 principal amount of Notes equal to $1,000, plus a number of shares of the Company’s common stock, $0.001 par value (the “Common Stock”) to be determined pursuant to the Indenture, together with additional cash, if applicable, in lieu of delivering any fractional shares of Common Stock. As a result of this election, the Company expects to repay the principal amount of Notes surrendered for conversion in cash and settle any additional amounts in Common Stock, with cash to be delivered in lieu of fractional shares. Requests for conversion delivered after the Conversion Deadline will only be entitled to receive the Redemption Price for the Notes. The Company currently expects to use cash on hand to fund the cash component of the Redemption and any conversions.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice of Irrevocable Full Redemption of 0.50% Convertible Senior Notes due 2022, dated June 1, 2021.

99.2	Press Release announcing the Redemption, dated June 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021	SYNAPTICS INCORPORATED

	By:	/s/ Dean Butler
Name: Dean Butler
Title: Senior Vice President and Chief Financial Officer

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